GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Mid Cap Value Fund (the “Fund”)

Supplement dated December 1, 2011 to the
Prospectuses dated April 29, 2011 (the “Prospectuses”)

Effective December 29, 2011, due to changes in sector research coverage assignments, John Arege will no longer serve as a portfolio manager for the Goldman Sachs Mid Cap Value Fund.

Effective immediately, the “Goldman Sachs Mid Cap Value Fund—Summary—Portfolio Management—Portfolio Managers” section of the Prospectuses is replaced in its entirety with the following:

Portfolio Managers: Andrew Braun, Managing Director, Co-Chief Investment Officer, Value Equity, has managed the Fund since 2001; Sean Gallagher, Managing Director, Co-Chief Investment Officer, Value Equity, has managed the Fund since 2001; Dolores Bamford, CFA, Managing Director, has managed the Fund since 2002; Scott Carroll, CFA, Managing Director, has managed the Fund since 2002; and John Arege, CFA, Managing Director, has managed the Fund since 2010 (and will manage the Fund through December 28, 2011).

Additionally, effective December 29, 2011, Mr. Arege is removed from the chart under the “Service Providers—Fund Managers” section of the Prospectuses.

This Supplement should be retained with your Prospectuses for future reference.

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